Securities and Exchange Commission
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                               September 22, 2003


                                  INSYNQ, INC.
                          (Exact name of registrant as
                            specified in its charter)

      Nevada                        0-22814                   22-3894506
      (State or other             (Commission               (IRS Employer
      jurisdiction of             File Number)              Identification
      incorporation)                                            Number)


                            1127 Broadway Plaza, #202
                            Tacoma, Washington 98402

              (Address of principal executive offices and zip code)

                                 (253) 284-2000
                        (Registrant's telephone number,
                              including area code)

      ITEM 6.              RESIGNATION OF DIRECTORS AND OFFICERS

     The Company received the written  resignation of David D. Selmon,  Director
of  the  Company.   The  resignation  was  effective  September  22,  2003.  The resignation of David D. Selmon is attached as exhibit hereto.

      ITEM 7.              FINANCIAL STATEMENTS AND EXHIBITS

      (c)         Exhibits

      17.1 Letter of Resignation - David D. Selmon



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         INSYNQ, INC.

      Dated September 26, 2003           By: /s/ JOHN P. GORST
                                                     ---------------------
                                         John P. Gorst, Chief Executive Officer

                                                                    EXHIBIT 17.1


      September 20, 2003



      The Board of Directors
      Insynq, Inc.
      1127 Broadway Plaza
      Suite 202
      Tacoma, WA  98402


      Please accept this notice as my intent to resign as a Director of Insynq, Inc. effective September 22, 2003. It has been a tremendous experience for me to have been part of a truly dynamic organization with a bright future. I extend my best wishes for continued success.


      Sincerely,


      /s/ David D. Selmon
      -------------------
      David D. Selmon